
IMMUDYNE, INC
Q2 2018 CORPORATE PRESENTATION

SAFE HARBOR

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company's proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

CORPORATE HIGHLIGHTS

IMMUDYNE IS A TECHNOLOGY DRIVEN ONLINE MARKETING COMPANY THAT CREATES AND GROWS INNOVATIVE BRANDS IN THE HEALTHCARE AND TECHNOLOGY SECTORS

GROWING

Transformational sales and earnings growth anticipated in 2018

PROFITABLE

Cash flow positive with healthy and growing balance sheet

SCALABLE

Capital efficient, global marketing technology platform

PROPRIETARY

Robust portfolio of IP trade secrets, and trademarks

OUR BUSINESS MODEL


Vertically Integrated Platform
Marketing Partners
Conversion
PRODUCT DEVELOPMENT
• Build, Create
• In-License
• Acquire
BRANDING
• Products
• Websites
• Ads
MANUFACTURING
• Supplements
• Personal Care
• OEM
MARKETING TECHNOLOGY PLATFORM
• CRM System
• Email Platform
• Media Buying
• Retargeting
• Analytics
• Creative
• Development
• Processing
• Call Center
• Fulfillment
• Legal/Compliance
DIRECT-TO-CONSUMER
Business Manager
Google AdWords
YouTube | Advertising
Taboola
Outbrain
Proprietary, Data driven & Optimization; Customer Acquisition Strategy
REMARKET
• Other Products
• Monetize Data
MAXIMIZE LTV
• Continuity
• Remarketing
ACQUIRE CUSTOMER
• Immediate ROI
• Data Captured

DISCIPLINE + EXECUTION = SCALABILITY

Accelerating Revenue Growth*



*Based on run-rate as of 5/22/2018, we believe 2018 revenue will conservatively exceed $10M. This is a projection and is not guaranteed.

Disciplined, Low Risk Strategy


Identify & build innovative brands in large markets
Leverage our expertise and infrastructure to prove out direct-response ROI
Increase media spend and campaign scale with low capital risk

PRODUCT PORTFOLIO

OUR PRODUCT PORTFOLIO IS COMPRISED OF PROPRIETARY ONLINE BRANDS THAT ARE HIGHLY SCALABLE AND ADDRESS LARGE UNMET MARKET NEEDS

SHAPIRO MD — HAIR GROWTH EXPERTS	Commercial
iNR Wellness — Doctor Recommended Immune Support	Commercial
scarology	Q3 2018*
Purpurex®	Q3 2018*

*Projected launch date which could be delayed due to unforeseen factors.



OUR BRANDS

SHAPIRO MD

DHT BLOCKING HAIR CARE AID

- Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D. PhD
- 2 U.S. Patents; 15 years of product development and formulation work
- Contains 3 naturally occurring DHT blocking ingredients
- 35,000+ customers since launch; approaching $10M in top-line revenue
- www.shapiromd.com


SHAPIRO MD
SHAMPOO
Triple Action
Hair Therapy
Formula
Developed
by Dermatologists
SULFATE FREE
CONDITIONER
LEAVE-IN
DAILY
FOAM
5% Minoxidil

INR WELLNESS

BETA GLUCAN IMMUNE SUPPORT SUPPLEMENT

- Triple-action beta glucan supplement containing high quality yeast, oat and mushroom glucans
- Contains Immudyne's proprietary Y,1-3-1,6 Yeast Beta Glucan
- Attractive category; immune support is large market with minimal OTC innovation
- Product launched Q2 2018. Anticipate strong growth Q3 and Q4 of 2018
- www.inrwellness.com



EXPERIENCE
iNR WellnessMD
puracere
+ VCx
60
Capsules
Dietary Supplement
iNR WellnessMD

SCAROLOGY

TRIPLE ACTION SCAR HEALING SOLUTION

- Scarology is a scar healing solution delivered through a simple, three step day and night routine
- Three essential ingredients work together to achieve dramatic results in appearance and feel
- Clinically proven and developed by scar therapy experts and prominent Palm Beach based physicians Dr. Michael and Jeanmarie Connor
- Product launch Q3 2018. Anticipate strong growth Q3 and Q4 of 2018


scarology™
THE ULTIMATE SCAR SYSTEM
1
2
Scar Cream
3
scarology
Silicone Sheet

PURPUREX

CLINICALLY PROVEN NUTRACEUTICAL FOR BRUISING

- First and only treatment for solar purpura, a common skin condition which affects ~12% of individuals over the age of 50 worldwide
- Unique nutraceutical formulation that has been clinically shown to reduce the appearance and duration of solar purpura
- Estimated worldwide sales are greater than $100 Million per year
- Previously marketed by Galderma/Nestle
- Product licensed in Q2 2018; launch slated for Q3 2018
- Read the clinical study here



PURPUREX
SKIN SOLUTIONS
• Reduces the Appearance of Bruising†
• Supports Healthy Looking Skin†
• Dermatologist Developed
FOR BRUISING
60 CAPSULES
DIETARY SUPPLEMENT
PURPUREX
FOR BRUISING
60 CAPSULES

EXECUTIVE TEAM

President & CEO



JUSTIN SCHREIBER

Founder of JLS Ventures, a small cap venture capital firm with strong track record

Co-founder of Immudyne's direct marketing business

Deep experience in healthcare, technology, and online marketing

Largest private investor in IMMD

CTOO



STEFAN GALLUPPI

Former founding CTO at large direct-response marketing firm

Successful track record in healthcare and consumer product sector

Strong industry relationships with publishers, agencies and other accretive service providers

CFO



ROBERT KALKSTEIN

Previously at Peerless Systems Corp., Jefferies & Co. and PWC

10 years of experience in finance, SEC compliance and operations

Background in biomedical engineering and engineering management

Controller



JUAN PINIERO

Former Equity Analyst at UBS Securities

5+ years of experience in finance, accounting and financial management

Graduate of Inter American University of Puerto Rico

CMO



JOE DITROLIO

Diplomate of the American Board of Urology

Clinical Professor of Surgery, Division of Urology at New Jersey Medical School

Medical consultant for numerous Fortune 500 healthcare companies

FINANCIALS

Immudyne is a technology driven online marketing company creating shareholder value through responsible, long-term growth of our core online brands.

2018 Catalysts:

- Revenue growth
- Additional licensing deals
- Strengthening of executive team
- Product endorsements
- Uplisting to NYSE Amex or Nasdaq, subject to meeting requirements
- Name change to Conversion Labs anticipated in June 2018

SYMBOL	**IMMD**
EXCHANGE	**OTCQB**
MARKET CAPITALIZATION	**~$10 Million***
AVERAGE TRADING VOLUME	**39,530 (3 mo.)***
52 WEEK RANGE	**$0.20-0.54***
CORPORATE HEADQUARTERS	**New York, NY**
AUDITOR	**BF Borgers CPA**
SEC COUNSEL	**Lucosky Brookman**

*Financial metrics based on 5/23/17. This presentation will not be regularly updated by Immudyne.

INVESTMENT SUMMARY

- **Profitable & Growing.** Immudyne is profitable and anticipates significant sales growth in FY2018.
- **Incredible Products.** Our portfolio of products address large unmet needs and are backed by real science and accomplished medical opinion leaders.
- **Large Addressable Market.** All of our products address very large markets.
- **Platform For Success.** We built a world-class technology platform for marketing health and wellness products directly to consumers around the world.
- **Strong Management Team.** We have, and continue to attract high quality and experienced individuals with a track record of success.
- **Financially Smart.** We protect our capital structure, always keep shareholders first in mind, and make sound long-term decisions to maximize shareholder value.

CONTACT US



JUSTIN SCHREIBER
PRESIDENT & CEO
JUSTIN@JLSVENTURES.COM
717.381.7492



ROBERT KALKSTEIN
CFO
ROBERT@IMMUDYNE.COM
866.351.5907